45959v2
                                                                     Exhibit 4-K

                              CERTIFICATE OF TRUST

                            OF MET-ED CAPITAL TRUST


      THIS Certificate of Trust of Met-ed Capital Trust (the "Trust"), dated as of September 1, 1998 is being duly executed and filed by the undersigned, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. C. Section 3801, et seq.).

      1. Name. The name of the business trust formed hereby is Met-Ed Capital Trust.

      2. Delaware Trustee. The name and business address of the trustee of the Trust with a principal place of business in the State of Delaware is The Bank of New York (Delaware), White Clay Center, Route 273, Newark, Delaware 19711.

      IN WITNESS WHEREOF, the undersigned, being the trustees of the Trust, have executed this Certificate of Trust as of the date first above written.


                                    /s/ T.G. Howson
                                    ------------------------------------------
                                   T.G. Howson, not in his individual
                                    capacity but solely as trustee


                                    /s/ P. R. Chatman
                                    ------------------------------------------
                                    P. R. Chatman, not in her
                                    individual capacity but solely
                                   as trustee


                                    /s/ M. E. Gramlich
                                    ------------------------------------------
                                    M. E. Gramlich, not in her
                                    individual capacity but solely
                                   as trustee

                                    THE BANK OF NEW YORK (DELAWARE), not in
                                    its individual capacity
                                    but solely as trustee



                                    By: /s/ Mary Jane Morrissey
                                    ------------------------------------------
                                        Name:  Mary Jane Morrissey
                                        Title:  Authorized Signatory

                                    THE BANK OF NEW YORK, not in its
                                    individual capacity but solely as trustee



                                    By: /s/ Mary Jane Schmalzel
                                    ------------------------------------------
                                        Name: Mary Jane Schmalzel
                                        Title:  Vice President